Supplement to the currently effective Statements of Additional Information for the listed fund:

DWS LifeCompass Protect 2017 Fund

--------------------------------------------------------------------------------

The following information supplements disclosure in the Management of the Fund - Investment Advisor section in the fund's Statements of Additional Information as follows:


The Fund has adopted a subadviser approval policy (the "Subadviser Approval Policy"). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another sub-advisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Fund could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the "SEC") granting the Fund exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Fund's exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Fund to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the 1940 Act in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since its proposal and there are no assurances that the rule will be adopted as proposed. The Fund and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.




               Please Retain This Supplement for Future Reference.









September 30, 2009